Jennison Natural Resources Fund, Inc.

Supplement dated October 4, 2006

to the Prospectus dated September 28, 2006 and

Statement of Additional Information dated September 28, 2006

The first paragraph of the section of the Prospectus titled “Risk/Return Summary - Investment Objectives and Principal Strategies” is hereby deleted and replaced with the following new language:

Our investment objective is long-term growth of capital. This means we look for investments that we think will increase in value over a period of years. We normally invest at least 80% of the Fund’s investable assets in equity-related securities of natural resource companies and in asset-based securities. The term “investable assets” in this prospectus refers to the Fund’s net assets plus any borrowings made for investment purposes. The Fund’s investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The Fund may not purchase any security (other than the obligations of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the Fund’s total assets (determined at the time of investment) would be invested in any one industry; provided however that the Fund will concentrate its investments (i.e., will invest at least 25% of its assets under normal circumstances) in securities of companies in the natural resources group of industries.

The second fundamental investment restriction in the section of the Statement of Additional Information titled “Investment Restrictions” is hereby deleted and replaced with the following:

2. The Fund may not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the Fund’s total assets (determined at the time of investment) would be invested in any one industry; provided however that the Fund will concentrate its investments (i.e., will invest at least 25% of its assets under normal circumstances) in securities of companies in the natural resources group of industries.

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